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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (File No. 333-81367) of ACT Manufacturing, Inc. of our report dated August 21, 1998, except as to Note 14, which is as of October 9, 1998, relating to the financial statements of CMC Industries, Inc., which appears in the Current Report on Form 8-K of ACT Manufacturing, Inc. dated July 29, 1999.



PRICEWATERHOUSECOOPERS LLP
MEMPHIS, TENNESSEE
JULY 28, 1999